Exhibit 99.2

BANKFINANCIAL CORPORATION
SECOND QUARTER 2014
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014		2013
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.39%	0.26%	0.42%	0.29%	0.02%
Return on equity (ratio of net income to average equity) (1)	3.15	2.12	3.43	2.38	0.17
Net interest rate spread (1)	3.37	3.30	3.25	3.21	3.25
Net interest margin (1)	3.43	3.34	3.31	3.26	3.31
Efficiency ratio	82.15	88.79	97.51	95.36	97.84
Noninterest expense to average total assets (1)	3.04	3.15	3.53	3.43	3.51
Average interest–earning assets to average interest–bearing liabilities	122.57	121.85	121.97	121.95	121.24
Number of full service offices	19	19	20	20	20
Employees (full time equivalents)	276	281	301	308	308

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,715	$13,869	$15,781	$18,068	$18,303
Interest-bearing deposits in other financial institutions	119,790	137,855	145,176	225,410	293,790
Securities, at fair value	108,979	115,977	110,907	83,409	53,014
Loans held for sale	—	—	—	15	276
Loans receivable, net	1,117,593	1,097,888	1,098,077	1,035,331	1,012,316
Other real estate owned, net	7,704	8,670	6,306	5,403	6,262
Stock in Federal Home Loan Bank, at cost	6,257	6,068	6,068	6,068	6,068
Premises and equipment, net	34,432	34,882	35,328	36,154	36,830
Intangible assets	2,141	2,284	2,433	2,583	2,732
Bank owned life insurance	22,083	22,022	21,958	21,881	21,797
Other assets	9,612	9,027	11,560	7,626	9,744
Total assets	$1,442,306	$1,448,542	$1,453,594	$1,441,948	$1,461,132

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,237,340	$1,252,819	$1,252,708	$1,249,833	$1,262,096
Borrowings	3,068	2,668	3,055	2,883	2,940
Other liabilities	23,579	16,191	22,204	14,921	22,867
Total liabilities	1,263,987	1,271,678	1,277,967	1,267,637	1,287,903
Stockholders’ equity	178,319	176,864	175,627	174,311	173,229
Total liabilities and stockholders’ equity	$1,442,306	$1,448,542	$1,453,594	$1,441,948	$1,461,132
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014		2013
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,482	$12,086	$12,296	$12,107	$12,276
Total interest expense	774	812	842	882	935
Net interest income before provision	11,708	11,274	11,454	11,225	11,341
Provision for (recovery of) loan losses	957	476	(1,178)	(437)	206
Net interest income	10,751	10,798	12,632	11,662	11,135
Noninterest income	1,660	1,532	1,665	1,737	1,703
Noninterest expense	10,982	11,371	12,792	12,360	12,762
Income before income tax	1,429	959	1,505	1,039	76
Income tax expense	25	17	—	—	—
Net income	$1,404	$942	$1,505	$1,039	$76
Basic earnings per common share	$0.07	$0.05	$0.07	$0.05	$—
Diluted earnings per common share	$0.07	$0.05	$0.07	$0.05	$—

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$465	$433	$477	$520	$509
Other fee income	600	527	537	571	604
Insurance commissions and annuities income	86	87	173	106	86
Gain (loss) on sales of loans, net	44	24	24	32	(4)
Loss on sale of securities	—	(7)	—	—	—
Gain (loss) on disposition of premises and equipment	3	2	(43)	—	—
Loan servicing fees	104	104	112	112	114
Amortization of servicing assets	(38)	(32)	(40)	(49)	(85)
Recovery (impairment) of servicing assets	(6)	(4)	24	6	9
Earnings on bank owned life insurance	61	64	77	84	82
Trust income	170	164	175	172	183
Other	171	170	149	183	205
Total noninterest income	$1,660	$1,532	$1,665	$1,737	$1,703

Noninterest Expense
Compensation and benefits	$5,596	$5,958	$6,614	$6,143	$6,686
Office occupancy and equipment	1,626	1,914	1,997	1,797	1,805
Advertising and public relations	304	162	316	195	268
Information technology	691	639	697	817	819
Supplies, telephone, and postage	384	391	463	382	400
Amortization of intangibles	143	149	150	149	150
Nonperforming asset management	97	104	607	682	655
Loss (gain) on sales of other real estate owned	(98)	6	(34)	64	49
Valuation adjustments of other real estate owned	33	44	79	241	141
Operations of other real estate owned	474	207	159	171	232
FDIC insurance premiums	470	479	468	476	477
Other	1,262	1,318	1,276	1,243	1,080
Total noninterest expense	$10,982	$11,371	$12,792	$12,360	$12,762

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014		2013
	IIQ	IQ	IVQ	IIIQ		IIQ
LOANS
One–to–four family residential real estate loans	$193,826	$197,831	$201,382	$204,205		$200,181
Multi–family mortgage loans	439,318	416,356	396,058	375,786		353,924
Nonresidential real estate loans	246,962	251,873	263,567	246,524		255,429
Construction and land loans	2,882	3,396	6,570	6,429		7,152
Commercial loans	45,803	53,661	54,255	52,978		51,701
Commercial leases	199,908	185,474	187,112	161,822		157,606
Consumer loans	2,290	2,476	2,317	2,561		2,622
	1,130,989	1,111,067	1,111,261	1,050,305		1,028,615
Net deferred loan origination costs	1,056	1,002	970	902		798
Allowance for loan losses	(14,452)	(14,181)	(14,154)	(15,876)		(17,097)
Loans, net	$1,117,593	$1,097,888	$1,098,077	$1,035,331		$1,012,316

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$3,740	$2,548	$6,316	$13,425	3,670,000	$3,670
Multi–family mortgage loans	40,191	24,419	37,351	46,675	38,606,000	28,606
Nonresidential real estate loans	5,927	6,088	26,009	4,185	6,017,000	6,017
Construction and land loans	—	—	1,118	1,015	366,000	366
Commercial loans	45,611	49,659	56,222	44,811	43,735,000	43,735
Commercial leases	43,266	22,870	47,101	27,192	30,854,000	30,854
Consumer loans	779	870	962	970	1,090,000	1,090
	$139,514	$106,454	$175,079	$138,273		$114,338

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$6,069	$5,811	$8,749	$9,012		$10,934
Multi–family mortgage loans	16,072	6,539	13,966	23,678		16,035
Nonresidential real estate loans	10,456	12,663	9,673	14,042		9,853
Construction and land loans	509	791	979	1,376		140
Commercial loans	54,471	48,638	54,744	43,760		46,851
Commercial leases	26,593	26,097	19,480	23,402		20,448
Consumer loans	950	1,057	951	1,036		912
	$115,120	$101,596	$108,542	$116,306		$105,173

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,420	$28	$1,022	$932		$2,481
Multi–family mortgage loans	6,275	2,724	1,651	13,311		7,912
Nonresidential real estate loans	6,632	6,899	3,055	9,659		7,803
Construction and land loans	407	748	926	1,303		90
Commercial loans	2,064	4,441	6,262	4,079		3,366
Commercial leases	—	26	35	26		30
Consumer loans	—	2	—	—		—
	$16,798	$14,868	$12,951	$29,310		$21,682

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014		2013
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$5,156	$5,008	$4,641	$5,398	$5,399
Multi–family mortgage loans	4,274	6,617	7,098	11,913	12,204
Nonresidential real estate loans	4,959	8,715	4,214	5,335	7,037
Construction and land loans	118	269	382	1,018	1,601
Commercial loans	77	77	77	272	689
Commercial leases	8	8	—	—	—
Consumer loans	—	—	12	2	1
Nonaccrual loans	14,592	20,694	16,424	23,938	26,931

Loans past due over 90 days, still accruing	16	—	228	965	234
Loans held for sale	—	—	—	15	15

Other real estate owned:
One–to–four family residential real estate loans	979	1,098	901	808	1,316
Multi–family real estate	2,572	3,220	1,921	195	—
Nonresidential real estate	1,887	2,086	1,181	1,047	1,757
Land	258	258	275	919	933
Other real estate owned	5,696	6,662	4,278	2,969	4,006
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	20,304	27,356	20,930	27,887	31,186

Purchased impaired loans:
One–to–four family residential real estate loans	$102	$101	$100	$405	$396
Nonresidential real estate loans	157	153	1,633	1,611	1,607
Construction and land loans	—	—	—	—	997
Commercial loans	—	23	23	22	21
Purchased impaired loans	259	277	1,756	2,038	3,021
Purchased other real estate owned:
One–to–four family residential real estate	156	156	176	201	179
Nonresidential real estate	—	—	—	372	372
Land	1,852	1,852	1,852	1,861	1,705
Purchased other real estate owned	2,008	2,008	2,028	2,434	2,256
Purchased impaired loans and OREO	2,267	2,285	3,784	4,472	5,277
Nonperforming assets	$22,571	$29,641	$24,714	$32,359	$36,463

Asset Quality Ratios
Nonperforming assets to total assets	1.56%	2.05%	1.70%	2.24%	2.50%
Nonperforming assets to total assets (1)	1.41	1.89	1.44	1.93	2.13
Nonaccrual loans to total loans	1.31	1.89	1.66	2.57	2.94
Nonaccrual loans to total loans (1)	1.29	1.86	1.50	2.37	2.64
Allowance for loan losses to nonperforming loans	97.21	67.62	76.89	58.90	56.61
Allowance for loan losses to nonperforming loans(1)	98.93	68.53	85.00	63.71	62.90

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014		2013
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$1,691	$3,690	$2,634	$1,597	$1,546
Multi–family mortgage loans	5,293	5,906	5,063	7,028	10,476
Nonresidential real estate loans	5,360	7,454	13,645	15,427	16,185
Construction and land loans	222	109	832	1,062	1,628
Commercial loans	1,020	952	977	1,061	1,083
Commercial leases	—	184	210	—	—
Consumer loans	—	1	1	—	—
	$13,586	$18,296	$23,362	$26,175	$30,918

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$316	$4,131	$5,574	$1,706	$2,001
60 – 89 days past due	1,446	1,277	1,535	1,268	268
Matured Loans	1,340	2,913	3,458	2,740	1,839
	$3,102	$8,321	$10,567	$5,714	$4,108

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,181	$14,154	$15,876	$17,097	$17,453
Charge offs:
One–to–four family residential real estate loans	(290)	(56)	(432)	(528)	(176)
Multi–family mortgage loans	(594)	(90)	(320)	(902)	(374)
Nonresidential real estate loans	(186)	(580)	(207)	(138)	(153)
Construction and land loans	(1)	—	—	(16)	—
Commercial loans	—	(22)	(62)	(131)	(213)
Consumer loans	(4)	(6)	(5)	(38)	(12)
	(1,075)	(754)	(1,026)	(1,753)	(928)
Recoveries:
One–to–four family residential real estate loans	97	11	12	108	85
Multi–family mortgage loans	6	14	17	3	159
Nonresidential real estate loans	264	20	68	329	103
Construction and land loans	8	250	267	193	1
Commercial loans	14	8	114	335	16
Consumer loans	—	2	4	1	2
	389	305	482	969	366
Net charge–offs	(686)	(449)	(544)	(784)	(562)
Provision for (recovery of) loan losses	957	476	(1,178)	(437)	206
Ending balance	$14,452	$14,181	$14,154	$15,876	$17,097

Allowance for loan losses to total loans	1.28%	1.28%	1.27%	1.51%	1.66%
Net charge–off ratio (1)	0.25	0.16	0.20	0.31	0.22

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014		2013
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$131,775	$129,732	$126,680	$133,094	$137,146
Savings deposits	154,263	156,174	149,602	146,685	147,758
Money market accounts	349,639	353,656	347,017	341,175	340,243
Interest–bearing NOW accounts	349,874	353,338	353,787	349,622	349,942
Certificates of deposits	251,789	259,919	275,622	279,257	287,007
	$1,237,340	$1,252,819	$1,252,708	$1,249,833	$1,262,096

SELECTED AVERAGE BALANCES
Total average assets	$1,444,697	$1,442,667	$1,450,403	$1,440,561	$1,453,413
Total average interest–earning assets	1,370,391	1,367,225	1,374,544	1,364,625	1,373,855
Average loans	1,119,255	1,114,433	1,061,829	1,019,402	1,014,591
Average securities	112,691	115,089	92,223	68,109	57,022
Average stock in FHLB	6,224	6,068	6,068	6,068	6,809
Average other interest–earning assets	132,221	131,635	214,424	271,046	295,433
Total average interest–bearing liabilities	1,118,088	1,122,027	1,126,973	1,118,967	1,133,159
Average interest–bearing deposits	1,115,437	1,119,445	1,123,977	1,116,154	1,130,294
Average borrowings	2,651	2,582	2,996	2,813	2,865
Average stockholders’ equity	178,477	177,331	175,305	174,790	174,643

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.65%	3.59%	3.55%	3.52%	3.58%
Average loans	4.33	4.26	4.44	4.55	4.69
Average securities	1.02	1.04	1.17	1.40	1.54
Average other interest–earning assets	0.32	0.27	0.26	0.27	0.27
Total average interest–bearing liabilities	0.28	0.29	0.30	0.31	0.33
Average interest–bearing deposits	0.28	0.29	0.30	0.31	0.33
Average borrowings	0.15	0.31	0.26	0.28	0.28
Net interest rate spread	3.37	3.30	3.25	3.21	3.25
Net interest margin	3.43	3.34	3.31	3.26	3.31
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014		2013
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.36%	12.21%	12.08%	12.09%	11.86%
Tangible equity to tangible total assets (end of period)	12.07	12.07	11.93	11.93	11.69
Risk–based total capital ratio	17.41	17.52	17.28	18.15	18.38
Risk–based tier 1 capital ratio	16.16	16.27	16.03	16.90	17.12
Tier 1 leverage ratio	12.21	12.05	11.92	11.91	11.66
Tier 1 capital	$175,778	$174,580	$172,775	$171,269	$169,823
BankFinancial FSB
Risk–based total capital ratio	15.13%	15.17%	14.93%	15.58%	15.74%
Risk–based tier 1 capital ratio	13.88	13.92	13.68	14.33	14.48
Tier 1 leverage ratio	10.50	10.31	10.16	10.10	9.86
Tier 1 capital	$151,035	$148,943	$147,363	$145,203	$143,589

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.16	$9.98	$9.16	$8.84	$8.50
High	11.24	10.33	9.74	9.40	8.71
Low	9.40	9.06	8.70	8.15	7.25
Book value per share	$8.45	$8.38	$8.32	$8.26	$8.21
Tangible book value per share	$8.35	$8.27	$8.21	$8.14	$8.08
Cash dividends declared on common stock	$0.01	$—	$0.02	$—	$0.02
Dividend payout ratio	15.05%	N.M.	28.04%	N.M.	N.M.
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,404	$942	$1,505	$1,039	$76
Average common shares outstanding	21,101,966	21,101,966	21,101,966	21,101,966	21,088,263
Less: Unearned ESOP shares	(937,585)	(977,561)	(1,002,041)	(1,028,158)	(1,084,709)
Unvested restricted stock shares	(18,572)	(25,750)	(25,750)	(25,750)	(13,797)
Weighted average common shares outstanding	20,145,809	20,098,655	20,074,175	20,048,058	19,989,757
Plus: Dilutive common shares equivalents	14,241	12,045	9,500	6,034	556
Weighted average dilutive common shares outstanding	20,160,050	20,110,700	20,083,675	20,054,092	19,990,313
Basic earnings per common share	$0.07	$0.05	$0.08	$0.05	$—
Diluted earnings per common share	$0.07	$0.05	$0.08	$0.05	$—

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Pre–tax pre–provision earnings from core operations
Income before income taxes	$1,429	$76	$2,388	$754
Provision for loan losses	957	206	1,433	928
	2,386	282	3,821	1,682
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	(40)	—	(1,340)
Nonperforming asset management	97	655	201	1,349
Loss (gain) on sale of other real estate owned	(98)	49	(92)	118
Valuation adjustments of other real estate owned	33	141	77	230
Operations of other real estate owned	474	232	681	585
Adjustments	506	1,037	867	942
Pre–tax pre–provision earnings from core operations	$2,892	$1,319	$4,688	$2,624

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.80%	0.36%	0.65%	0.36%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2014		2013
	IIQ	IQ	IVQ	IIIQ	IIQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$1,429	$959	$1,505	$1,039	$76
Provision for (recovery of) loan losses	957	476	(1,178)	(437)	206
	2,386	1,435	327	602	282
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	—	—	—	(40)
Nonperforming asset management	97	104	607	682	655
Loss (gain) on sale of other real estate owned	(98)	6	(34)	64	49
Valuation adjustments of other real estate owned	33	44	79	241	141
Operations of other real estate owned	474	207	159	171	232
	506	361	811	1,158	1,037
Pre–tax pre–provision earnings from core operations	$2,892	$1,796	$1,138	$1,760	$1,319

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.80%	0.50%	0.31%	0.49%	0.36%

(1)	Annualized